                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                                  Eureka Funds
                                 P.O. Box 182792
                            Columbus, Ohio 43218-2792
                (Name of Registrant as Specified in its Charter)

                            Martin E. Lybecker, Esq.
                           Wilmer, Cutler & Pickering
                                2445 M Street, NW
                            Washington, DC 20037-1420
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                        IMPORTANT SHAREHOLDER INFORMATION

                                  EUREKA FUNDS

         The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Eureka Funds. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to Eureka Funds. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

         We urge you to take the time to read the proxy statement, fill out the proxy card and return it to us, or vote by telephone. Voting your proxy, and doing so promptly, enables Eureka Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

         Please take a few moments to exercise your right to vote. Thank you.

                                  EUREKA FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 27, 2002

         Notice is hereby given that a Special Meeting of the holders of units of beneficial interests ("Shareholders") of Eureka Funds (the "Meeting") will be held at 10:00 a.m. (Eastern Time) on June 27, 2002 at 60 State Street, Suite 1300, Boston, MA 02109 for the following purposes:


                             VOTE:                               FUND(S) VOTING:
                             -----                               ---------------

1.   To approve a new Investment Advisory Agreement between         All Funds
     Eureka Investment Advisors, Inc. and Eureka Funds, on behalf of each of the Eureka Prime Money Market Fund, the Eureka U.S. Treasury Obligations Fund, the Eureka
     Investment Grade Bond Fund, the Eureka Global Fund
     (formerly the Global Asset Allocation Fund), and the
     Eureka Equity Fund (each, a "Fund" and collectively, the
     "Funds").

2.   To transact such other business as may properly come           All Funds
     before the Meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person.

         Shareholders of record at the close of business on April 24, 2002 (the "Shareholders") are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

By order of the Trustees,

/s/ Martin R. Dean
Martin R. Dean
Secretary
Eureka Funds

[Date]

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY, IN THE ENCLOSED ENVELOPE, THE ACCOMPANYING PROXY CARD (OR VOTE BY TELEPHONE) WHICH IS BEING SOLICITED BY EUREKA FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO EUREKA FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

TO EUREKA FUNDS SHAREHOLDERS:

         The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") of Eureka Funds (the "Trust") has been scheduled for June 27, 2002. The purpose of the Meeting is to submit to the shareholders a vote to approve a new investment advisory agreement between Eureka Investment Advisors, Inc. and the Trust, on behalf of each Fund.

         While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card (or voting by telephone). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted (or vote by telephone).

         We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call the Trust directly at 1-888-890-8121.

         Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely,


/s/ Gregory T. Maddox
Gregory T. Maddox
President
Eureka Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                           YOUR VOTE IS VERY IMPORTANT

                                  EUREKA FUNDS


Q:   Why am I being asked to vote?

A: Prior to March 15, 2002, United California Bank was the parent company of Eureka Investment Advisors, Inc., the Eureka Funds' (the "Trust") investment adviser (the "Investment Adviser"). On March 15, 2002, BancWest Corporation ("BancWest"), a wholly-owned subsidiary of BNP Paribas, acquired United California Bank (the "Transaction"). On April 1, 2002, BancWest merged United California Bank into Bank of the West, a wholly-owned subsidiary of BancWest. As a result, Bank of the West is now the parent company of the Investment Adviser. The branches of United California Bank involved in the merger will continue to use the United California Bank name for the foreseeable future. Although the Transaction will not affect the Investment Adviser's day-to-day operations, investment process, or portfolio management team, the Transaction has resulted in a change of control of the Investment Adviser under the federal securities laws. As a result, the then-existing investment advisory agreement between the Investment Adviser and the Trust, on behalf of each Fund, automatically terminated upon the consummation of the Transaction.

Q:   What issue am I being asked to vote on?

A: As described in the enclosed Proxy Statement, you are being asked to vote on a new investment advisory agreement between the Investment Adviser and the Trust, on behalf of the Funds (the "New Agreement").

Q:   Why are Shareholders voting on the New Agreement?

A: In order for the Investment Adviser to continue to serve as investment adviser of each Fund, it is necessary for each Fund's Shareholders to approve the New Agreement. The New Agreement that you are being asked to approve is the same in all material respects as the former investment advisory agreement between the Trust and the Investment Adviser that terminated on March 15, 2002 (the "Previous Agreement").

     The closing of the Transaction was not contingent upon prior Shareholder approval of the New Agreement. Accordingly, the Trust's Board of Trustees has approved an interim investment advisory agreement between the Investment Adviser and the Trust, on behalf of each of the Funds, (the "Interim Agreement") to allow the Investment Adviser to continue providing investment advisory services to the Funds while Shareholder approval of the New Agreement is pending. The Interim Agreement is scheduled to expire upon the earlier of Shareholder approval of the New Agreement or 150 days after the closing of the Transaction (i.e., August 12, 2002). If Shareholders do not approve the New Agreement, the Interim Agreement will automatically terminate on August 12, 2002, and the Board of Trustees will take such action as they deem to be in the best interests of the Trust and the Shareholders of the Funds.

     The following pages give you additional information on the Investment Adviser, the proposed New Agreement, and the manner in which the Transaction will affect you as a Shareholder.

Q:   How will the Transaction affect me as a Fund Shareholder?

A: Assuming Shareholders of each Fund approve the New Agreement, the Transaction will not result in any changes to the way in which the Funds are managed. The Transaction will not cause any changes to the Funds' investment objectives and policies. The terms of the New Agreement, including the investment advisory fee rate to be paid by each Fund to the Investment Adviser, are the same in all material respects as the Previous Agreement. In addition, the Transaction is not expected to affect the day-to-day investment operations of the Investment Adviser or result in a change of the portfolio management team that services the Funds.

     Similarly, the Transaction will not affect the Funds' contractual relationships with their other service providers, including the Funds' transfer agent and custodian. Thus, you should continue to receive the same high level of service that you have come to expect as a Shareholder of Eureka Funds.

Q:   Will the investment advisory fees be the same?

A: The investment advisory fee rate paid by each Fund will remain the same under the New Agreement.

Q:   How do I vote my shares?

A: You may vote in person at the Meeting or simply sign, date, and return the enclosed Proxy Card. Please note that you will receive one Proxy Card for each Fund in which you own shares. Please be sure to sign, date, and return each proxy card. You also may vote by telephone as described below in the Proxy Statement. If we do not receive your Proxy Card, you may be contacted to request that you cast your vote.

Q:   What if I do not return my Proxy Card?

A: In order to conduct the Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares of the Trust outstanding as of April 24, 2002. In the event that not enough Shareholders return the enclosed Proxy Card to achieve a quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed Proxy Card as soon as possible.

Q:   How does the Board suggest that I vote?

A: After careful consideration, the Board of Trustees of the Trust, including the independent trustees, recommends that you vote FOR the proposal to approve the New Agreement. The Board also wishes to urge you to vote and return all the Proxy Cards you receive.

Q:   Who should I call with questions about this proxy?

A: If you have any questions regarding this proxy, please contact the Trust directly at 1-888-890-8121.

Q: Will the Trust pay for the proxy solicitation and legal costs associated with the Meeting and the Transaction?

A:   No, Bank of the West will bear these costs.

               THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
          BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

                                  EUREKA FUNDS
                                 P.O. BOX 182792
                            COLUMBUS, OHIO 43218-2792

                       ----------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 27, 2002
                        ---------------------------------

                                 PROXY STATEMENT

  A COPY OF THE TRUST'S ANNUAL REPORT DATED SEPTEMBER 30, 2001 AND SEMI-ANNUAL
   REPORT DATED [MARCH 31, 2002] IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED
                    WITHOUT CHARGE BY CALLING 1-888-890-8121.

         The enclosed proxy is solicited on behalf of the Board of Trustees (the "Board") of the Eureka Funds (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on June 27, 2002 at the Special Meeting of shareholders of the Trust ("Shareholders") at 10:00 a.m. (Eastern Time) at 60 State Street, Suite 1300, Boston, MA 02109 (the "Meeting"). The cost of preparing and mailing the Notice of Meeting, the Proxy Card, this Proxy Statement, and any additional proxy materials has been or is to be borne by Bank of the West. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or by a third-party vendor hired by Bank of the West. It is anticipated that Bank of the West will hire Georgeson Shareholder Services to provide services for the solicitation at an estimated cost of $5,000. This Proxy Statement and the enclosed Proxy Card are expected to be mailed on or about May 14, 2002, to Shareholders of record at the close of business on April 24, 2002 (the "Record Date"). In the event that the Shareholder signs and returns the Proxy Card, but does not indicate a choice as to the proposal on the Proxy Card, the proxy attorneys will vote those beneficial interests ("Shares") in favor of the proposal.

         Only Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. On April 24, 2002, the Trust had outstanding the following number of Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting:

                         U.S. Treasury Obligations Fund:

                             Class A:  121,941,747.560
                             Class B:       10,247.110
                             Trust:     30,957,810.430

                            Prime Money Market Fund:

                             Class A:  320,345,356.560

                             Class B:       10,257.690
                             Trust:     68,315,101.150

                           Investment Grade Bond Fund:

                             Class A:       98,202.130
                             Class B:        1,268.901
                             Trust:     14,266,370.480

            Global Fund (formerly the Global Asset Allocation Fund):

                             Class A:       68,678.080
                             Class B:          594.181
                             Trust:      5,188,784.894

                                  Equity Fund:

                             Class A:      114,773.095
                             Class B:        3,103.537
                             Trust:     24,988,312.500

         The California Money Market Fund and the Active OTC Stock Fund had not commenced operations as of the date of this Proxy Statement.

         As of April 24, 2002, Bank of the West was the beneficial shareholder of the outstanding voting Shares of the Trust Shares of the Funds as follows:
___% of the U.S. Treasury Obligations Fund, ___% of the Prime Money Market Fund,
___% of the Investment Grade Bond Fund, ___% of the Global Fund, and ___% of the Equity Fund. As a consequence, Eureka Investment Advisors, Inc. may be deemed to be a controlling person of the Trust under the Investment Company Act of 1940, as amended.

         As of April 24, 2002, to the knowledge of the Trust's management, the Officers and Trustees of the Trust beneficially owned less than 1% of the outstanding Shares of the Trust, and such Officers and Trustees, as a group, owned less than 1% of the outstanding Shares of the Trust.

         The following table sets forth, as of April 10, 2002, the beneficial ownership of each current Trustee, each of the executive officers, the executive officers and Trustees as a group, and each Shareholder known to management of the Trust to own beneficially more than 5% of the outstanding Shares of a series of the Trust (each a "Fund"). Unless otherwise indicated, the Trust believes that the beneficial owner set forth in the table has sole voting and investment power.

                 U.S. Treasury Obligations Fund -- Trust Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
United California Bank, Trustee                            19,078,508.62                  60.82%
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

Eureka Investment Advisors, Inc.                            5,327,462.79                  16.98%
FBO California Technology, Trade and Commerce Agency
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

Mintz, Irwin H. - IRA                                       2,824,733.77                   9.01%
4400 MacArthur Blvd., Suite 160
Newport Beach, CA 92660

Wizan, Joseph - IRA                                         1,634,408.52                   5.21%
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

                U.S. Treasury Obligations Fund -- Class A Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
Santa Ana Board of Education                               10,447,400.31                   7.89%
Cafeteria Account
1601 East Chestnut Avenue
Santa Ana, CA 92701

Control Air Conditioning Inc.                              10,226,223.02                   7.76%
Payroll
2301 N Glassel Street
Orange, CA 92865

Eden Park Insurance Brokers                                 7,721,203.14                   5.83%
Premium Account
Attn: Janet Corazza
801 S. Figueroa Street, Suite 600
Los Angeles, CA 90017

                U.S. Treasury Obligations Fund -- Class B Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
BISYS Fund Services                                          10,247.11                    100.00%
60 State St., Suite 1300
Boston, MA 02109

                     Prime Money Market Fund -- Trust Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
United California Bank, Trustee                            36,736,388.62                  47.33%
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

United California Bank Premiere Savings Plan               21,493,477.39                  27.66%
Wells Fargo Bank Minnesota NA, Trustee
P.O. Box 1533
Minneapolis, MN 55480

Trinet Employer Group, Inc.                                11,169,355.33                  14.39%
General
C/O United California Bank Br. #098
1301 E 14th Street
San Leandro, CA 94577

                    Prime Money Market Fund -- Class A Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
Caremore Medical Group                                     19,626,425.99                   5.84%
Managed Care
Cindy Grav
P.O. Box 1567
Downey, CA 90240

Atel Capital Equipment Fund IX                             16,942,412.36                   5.04%
Attn: Dean Cash
235 Pine Street, 6th Floor
San Francisco, CA 94104

                    Prime Money Market Fund -- Class B Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
BISYS Fund Services                                          10,257.69                    100.00%
60 State St., Suite 1300
Boston, MA 02109

                   Investment Grade Bond Fund -- Trust Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
United California Bank CA RET Plan 29074491                 7,224,215.11                  50.49%
Chase Manhattan Bank, Trustee
4 New York Plaza, 2d Floor
New York, NY 10004

United California Bank, Trustee                             6,484,269.60                  45.31%
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

                  Investment Grade Bond Fund -- Class A Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
Nationwide Trust Company FSB                                 16,599.45                    17.07%
P.O. Box 182029
Columbus, OH 43218

PRL Glass Systems Inc.                                        8,302.11                     8.54%
251 Mason Way
City of Industry, CA 91746

Linda Rogers                                                 16,599.45                     7.41%
Test Trust of Collece M. McGalliard
25401 Cabot Road, Suite 122
Laguna Hills, CA 92653

                  Investment Grade Bond Fund -- Class B Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
BISYS Fund Services                                          1,057.30                     83.32%
60 State St., Suite 1300
Boston, MA 02109

LPL Financial Services - Juan Flores                          211.603                     16.68%
9785 Towne Centre Drive
San Diego, CA 92121

       Global Fund (formerly Global Asset Allocation Fund) -- Trust Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
United California Bank, Trustee                            2,021,815.42                   38.88%
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

United California Bank CA RET Plan 29074491                1,949,391.14                   37.49%
Chase Manhattan Bank, Trustee
4 New York Plaza, 2d Floor
New York, NY 10004

United California Bank Premiere Svg. Plan                  1,193,945.68                   22.96%
Wells Fargo Bank Minnesota NA, Trustee
P.O. Box 1533
Minneapolis, MN 55480

      Global Fund (formerly Global Asset Allocation Fund) -- Class A Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
PRL Glass Systems Inc.                                       6,904.01                     10.05%
251 Mason Way
City of Industry, CA 91746

Rosemead College of English                                  3,653.34                      5.32%
8705 E Valley Boulevard
Rosemead, CA 91770

      Global Fund (formerly Global Asset Allocation Fund) -- Class B Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
BISYS Fund Services                                           593.20                      99.83%
60 State St., Suite 1300
Boston, MA 02109

                           Equity Fund -- Trust Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
United California Bank CA RET Plan 29074491                11,573,548.95                  46.13%
Chase Manhattan Bank, Trustee
4 New York Plaza, 2d Floor
New York, NY 10004

United California Bank, Trustee                             9,577,172.19                  38.20%
601 S. Figueroa St., W 10-5
Los Angeles, CA 90017

United California Bank Premiere Saving Plan                 3,664,544.64                  14.61%
Wells Fargo Bank Minnesota NA, Trustee
P.O. Box 1533
Minneapolis, MN 55480

                          Equity Fund -- Class A Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
Linda Rogers                                                 13,199.34                    11.50%
Test Trust of Collece M. McGalliard
25401 Cabot Road, Suite 122
Laguna Hills, CA 92653

Lisa Ross                                                     6,427.85                     5.60%
6533 E Wardlow Road
Long Beach, CA 90808

                                       15

LPL Financial Services - Sarah Whitehead                      6,326.30                     5.51%
9785 Towne Centre Drive
San Diego, CA 92121

PRL Glass Systems Inc.                                        6,022.36                     5.25%
251 Mason Way
City of Industry, CA 91746

                          Equity Fund -- Class B Shares

                       NAME AND ADDRESS                     NUMBER OF                    PERCENT
                      OF BENEFICIAL OWNER                  SHARES OWNED                  OF CLASS
                      -------------------                  ------------                  --------
Juan C. Guerra                                               2,975.96                     95.89%
320 South St Andrews Place 306
Los Angeles, CA 90020

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                  INTRODUCTION

         This Meeting is being called for the following purposes: (1) to approve a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. (the "Investment Adviser") and the Trust, on behalf of each of the Funds (the "New Agreement"); and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

         Approval of Proposal (1) requires the affirmative vote with respect to any Fund of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

         At its meeting on February 27, 2002, the Board of Trustees (i) reviewed the proposed transaction between United California Bank and BancWest Corporation described below; (ii) approved an interim investment advisory agreement between the Investment Adviser and the Trust, on behalf of each Fund (the "Interim Agreement"), pending shareholder approval of a new investment advisory agreement; (iii) approved the New Agreement, subject to shareholder approval; and (iv) called the Meeting for the purposes set forth in the accompanying Notice. The

Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

           PROPOSAL (1): APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Information About the Investment Adviser

         Eureka Investment Advisors, Inc. (the "Investment Adviser"), 601 S. Figueroa Street, Los Angeles, California 90017, serves as the investment adviser to the Trust, subject to the general supervision of the Board, and is responsible for the day-to-day management of the Funds' investment portfolios. Sanwa Bank California served as the investment adviser to the Trust since the Trust commenced operations pursuant to an investment advisory agreement dated October 21, 1997. On May 1, 2001, Sanwa Bank California reorganized its investment advisory division to form Eureka Investment Advisors, Inc., a separate, wholly-owned subsidiary of Sanwa Bank California. Following the reorganization, the management and investment advisory personnel of Sanwa Bank California that had provided investment management services to the Funds continued to do so as employees of Eureka Investment Advisors, Inc pursuant to a superseding investment advisory agreement entered into as of May 1, 2001 (the "Previous Agreement"). This transaction was not an "assignment" of the investment advisory contract for purposes of the 1940 Act and, therefore, a shareholder vote approving the Previous Agreement was not required. The Previous Agreement was last approved by the Board on February 27, 2002.

         On July 2, 2001, Sanwa Bank California and Tokai Bank of California merged to form United California Bank, 601 S. Figueroa Street, Los Angeles, California 90017. As a result, the Investment Adviser became a wholly-owned subsidiary of United California Bank. This transaction was not an "assignment" of the investment advisory contract for purposes of the 1940 Act and, therefore, a shareholder vote approving the Previous Agreement was not required.

         On March 15, 2002, BancWest Corporation ("BancWest"), 999 Bishop Street, Honolulu, Hawaii 96813, a wholly-owned subsidiary of BNP Paribas, 16, Boulevard des Italiens, 75009 Paris, France, completed its acquisition of all the outstanding stock of United California Bank. On April 1, 2002, BancWest merged United California Bank into Bank of the West, 180 Montgomery Street, San Francisco, California 94104, a wholly-owned subsidiary of BancWest. As a result, Bank of theWest became the parent of the Investment Adviser. The branches of United California Bank involved in the merger will continue to use the United California Bank name for the foreseeable future. BancWest's acquisition of United California Bank (the "Transaction") resulted in an "assignment," as that term is defined in the 1940 Act, of the Previous Agreement. As required by the 1940 Act, the Previous Agreement provided for its automatic termination in the event of its assignment. The closing of the Transaction was not contingent upon prior Shareholder approval of a new investment advisory agreement. In anticipation of the closing of the Transaction, on February 27, 2002, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees"), approved the Interim Agreement to allow the Investment Adviser to continue to serve as investment adviser to the Funds after the consummation of the Transaction. Since the consummation of the Transaction on March 15, 2002, the Investment

Adviser has been serving as investment adviser to the Funds pursuant to the Interim Agreement. The Interim Agreement provides that compensation earned thereunder by the Investment Adviser between the termination of the Previous Agreement and Shareholder approval of the New Agreement will be held in an interest-bearing escrow account for a period of up to 150 days from the consummation of the Transaction and the termination of the Previous Agreement on March 15, 2002. Except for the time periods covered by the Interim Agreement, the provision relating to the term and termination of the agreement, and the escrow provisions, the Interim Agreement is substantively identical in all material respects to the Previous Agreement.

         On February 27, 2002, the Board, including the Independent Trustees, approved the New Agreement, subject to approval by each Fund's Shareholders. If Shareholders of a Fund approve the New Agreement, the amount held in the escrow account under the Interim Agreement with respect to that Fund, plus interest, will be paid to the Investment Adviser. If Shareholders of a Fund do not approve the New Agreement, the Investment Adviser will be paid the lesser of the costs incurred in performing its services under the Interim Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned. The Board also will take such further action as it deems to be in the best interests of the Fund and the Shareholders of the Fund.

         A form of the New Agreement is attached to this Proxy Statement as Exhibit A. Except for the time periods covered by the agreements and the provision relating to the term and termination of the agreements, the New Agreement is identical in all material respects to the Previous Agreement. In addition, the Funds' investment advisory fee rates are unchanged. The New Agreement would become effective upon shareholder approval. The New Agreement provides that unless terminated as provided therein, the New Agreement will continue until _________. The provisions for its continuance thereafter are identical to the Previous Agreement.

         The Board, and the Independent Trustees, unanimously recommend that Shareholders vote in favor of the New Agreement.

Description of the New Agreement

         The Previous Agreement and the New Agreement are the same in all material respects. The New Agreement provides that, subject to the supervision of the Trust's Board, the Investment Adviser will provide each Fund with a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Investment Adviser, as the investment adviser to each Fund, manages the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, and disposition of securities and other investments, in accordance with each Fund's investment objective, policies, and restrictions, as stated in the Prospectuses, resolutions of the Board, and any undertakings with regulatory authorities that are provided by the Trust to the Investment Adviser. In doing so, the Investment Adviser agrees to: supervise each Fund's investments and to determine from time to time what investments or securities will be purchased, retained or sold by each Fund, and what portion of the assets will be invested or held uninvested in cash; comply in all material respects with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; place or cause to be placed orders for purchase or sale of securities on behalf of each Fund and in doing so attempt to obtain prompt execution of orders in an effective manner at the most favorable price; and preserve all books and records required to be maintained under the 1940 Act.

         The New Agreement provides that it may be terminated as to a particular Fund at any time, without payment of penalty, on 60 days' written notice by the Trust (by vote of the Board or by vote of holders of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. The New Agreement also provides that it automatically terminates in the event of its assignment (as defined in the 1940 Act).

         The New Agreement further provides that the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty under the 1940 Act with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the New Agreement.

         The New Agreement will be in effect for an initial term ending on _________, and shall continue from year to year thereafter, provided that it is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such vote, and (ii) by the vote of a majority of the Board or by the vote of a majority of each Fund's outstanding voting securities.
Information on Investment Advisory Fees and Expense Limitations

         Under the Previous Agreement, as compensation for its investment advisory services to the Funds, the Investment Adviser received from each Fund a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rate set forth in the following table or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Investment Adviser:

                  Fund                      % of Average Daily Net Assets
                  ----                      -----------------------------
     U.S. Treasury Obligations Fund                     0.20%
         Prime Money Market Fund                        0.30%
       Investment Grade Bond Fund                       0.60%
               Global Fund                              0.90%
               Equity Fund                              0.75%

         Each Fund's investment advisory fee rates will be the same under the New Agreement. For the fiscal year ended September 30, 2001, the Funds paid the Investment Adviser the following fees for investment advisory services:


               Fund                       Amount Paid          Amount Waived
               ----                       -----------          -------------
  U.S. Treasury Obligations Fund            $338,901              $57,479
      Prime Money Market Fund             $1,077,580             $116,511
    Investment Grade Bond Fund              $816,242              $51,133
            Global Fund                     $789,811              $27,879
            Equity Fund                   $1,277,927              $61,642


         In addition to the investment advisory fees paid by each Fund to the Investment Adviser, each Fund pays distribution fees to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035, which serves as the principal underwriter, administrator, and distributor to the Trust. These fees are paid pursuant to a plan adopted by the Board under Rule 12b-1 of the 1940 Act. A portion of these fees are paid by BISYS Fund Services to United California Bank. For the fiscal year ended September 30, 2001, the amount of Rule 12b-1 fees paid to United California Bank was $____. These fees will continue to be paid if Shareholders approve the New Agreement.

Board of Trustees Considerations

         On February 27, 2002, the Board met with senior management of the Investment Adviser to discuss the Transaction, including the rationale for the Transaction and the potential benefits for Shareholders of the Funds. Prior to and at that time, the Board was provided with information concerning the Transaction and the Interim and New Agreements.

         In the course of these discussions, the Investment Adviser advised the Board, including the Independent Trustees, that it did not expect that the Transaction would have a material effect on the operations of the Funds or their Shareholders. The Investment Adviser also noted that management of the Investment Adviser and BancWest did not contemplate at that time any changes in the investment operations of the Funds. The investment objectives and policies of each Fund will remain the same. The investment advisory fee rates are not expected to increase as a result of the Transaction. The Investment Adviser will continue to provide the high quality of service it has provided in the past. The Investment Adviser emphasized that the Transaction, if consummated, would provide the Investment Adviser with access to the distribution channel of the Bank of the West's existing bank locations.

         During the course of their deliberations, the Trustees, including the Independent Trustees, considered the information provided by the Investment Adviser. The Board also considered a variety of other factors, including the effect that the Transaction may have on the Investment

Adviser and its ability to perform its duties under the New Agreement; the nature, quality, and extent of the services furnished by the Investment Adviser to the Funds; the investment record of the Investment Adviser in managing the Funds; comparative data as to investment performance, advisory fees and other fees, including expense ratios; possible benefits to the Investment Adviser from serving as the investment adviser to the Funds; the financial resources of the Investment Adviser; and the Investment Adviser's commitment that it will continue to furnish high quality services to the Funds.

         In addition to the foregoing factors, the Board, including the Independent Trustees, gave careful consideration to the likely impact of the Transaction on the Investment Adviser. The Board considered, among other things, information regarding the financial resources and business reputation of BancWest and Bank of the West and the structure of the Transaction, which affords the Investment Adviser's executives substantial autonomy over their operations and contemplates the continued use by the Investment Adviser of the Eureka name in offering its products and services, including the Funds.

         The Board also considered that the Investment Adviser, to the extent necessary, will use reasonable and diligent efforts to comply with section 15(f) of the 1940 Act, which provides that, under certain circumstances, an investment adviser to an investment company or any of its affiliates may receive benefits or compensation in connection with a change in control of the investment adviser (such as BancWest's acquisition of United California Bank). In this instance, no "unfair burden" will be imposed upon the Trust as a result of a change of control transaction or any express or implied terms, conditions, or understandings applicable to the transaction. The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation that might constitute an undue burden is contemplated in connection with the Transaction. Moreover, Bank of the West has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds.

         Based on the foregoing, the Board, including the Independent Trustees, unanimously approved the New Agreement, on behalf of each Fund, and recommends the New Agreement to Shareholders for approval.

Description of the Investment Adviser

         The Investment Adviser, 601 South Figueroa Street, Los Angeles, California, 90017, is a registered investment adviser under the Investment Advisers Act of 1940. In addition to advising the Trust, the Investment Adviser acts as investment adviser to other institutional accounts with aggregate assets of approximately $1.2 billion as of April 1, 2002.

         Since the closing of the Transaction, the Investment Adviser has been and will continue to be a wholly-owned subsidiary of Bank of the West, D/B/A United California Bank. Prior to that time, the Investment Adviser was a wholly-owned subsidiary of United California Bank.

         As of the date of this proxy statement, Howard N. Gould (Chairman), Robert Bannon (President, Chief Executive Officer, and Director), and Henry Baltazar (Chief Financial Officer and Secretary) are the executive officers and directors of the Investment Adviser. Mr. Gould is also a Trustee of the Trust. The address of each officer and director of the Investment Adviser is 601 S. Figueroa Street, Los Angeles, California 90017.

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                 APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.

                                 OTHER BUSINESS

         The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before May 14, 2002, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE PRINCIPAL UNDERWRITER AND ADMINISTRATOR

         BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the principal underwriter, administrator, and distributor to the Trust.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

         If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

         Shareholder proposals to be presented at any future meeting of Shareholders must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

         If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. Shareholders also may vote by telephone.

         Only one Proxy Statement is being delivered to multiple Shareholders sharing an address unless the Trust has received contrary instructions from one or more of the Shareholders. The Trust will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single copy of the Proxy Statement was delivered. A Shareholder may obtain a separate copy of the Proxy Statement by writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-888-890-8121. If Shareholders sharing a single address are receiving multiple copies of annual reports or proxy statements, they can request delivery of a single copy of such documents by writing to the Trust at the above address or by calling 1-888-890-8121.











MAY 14, 2002

YOUR VOTE IS IMPORTANT. YOU CAN HELP EUREKA FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

          MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN
          THE UNITED STATES). SHAREHOLDERS ALSO MAY VOTE BY TELEPHONE.

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

Certain Shareholders of the Trust Shares who have not returned their proxy card may be contacted by a representative of the Trust and requested to submit their completed proxy card via facsimile.

                                                                       Exhibit A

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of _____________ between the Eureka Funds, a Massachusetts business trust (hereinafter called the "Trust"), and Eureka Investment Advisors, Inc., a California corporation registered under the Investment Advisers Act of 1940 with its principal office in Los Angeles, California (hereinafter called the "Investment Adviser").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Trust desires to retain the Investment Adviser to furnish certain investment advisory and related services described below in connection with the management of each of the investment portfolios of the Trust identified on Schedule A hereto (the "Funds"), and the Investment Adviser desires to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following documents:

              (a) the Trust's Agreement and Declaration of Trust, dated April 7, 1997 and filed with the Secretary of State of The Commonwealth of Massachusetts, and all amendments thereto or restatements thereof (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

              (b) the Trust's Bylaws and amendments thereto;

              (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

              (d) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on July 31, 1997 and all amendments thereto;

              (e) the Trust's current Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission; and

              (f) the Funds' most recent prospectuses and the Trust's Statement of Additional Information relating to the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus" or the "Prospectuses").

         The Trust will promptly furnish the Investment Adviser with copies of all amendments of or supplements to the foregoing documents.

         3. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Fund identified on Schedule A hereto, including investment research and management with respect to all securities and investments and cash equivalents in such Funds. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund identified on Schedule A hereto and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to such Fund.

         The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectuses, resolutions of the Trust's Board of Trustees, and any undertakings with regulatory authorities which are provided by the Trust to the Investment Adviser. The Investment Adviser further agrees that it:

              (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

              (b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940 and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;

              (c) will place or cause to be placed orders for the Funds identified on Schedule A hereto either directly with the issuer or with any broker or dealer and, in placing orders with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-investment adviser with research advice and other services; and

              (d) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust learned by, or disclosed to, the Investment Adviser in the course of its performance of its responsibilities and duties under this Agreement, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil, regulatory, or criminal sanctions for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         4. Use of Sub-Investment Adviser. The Investment Adviser may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Investment Adviser in the performance of its duties under this Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Investment Adviser and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.

         5. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

         6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         7. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or charges, if any) purchased for the Trust. The Trust will be responsible for all of the Trust's expenses and liabilities.

         8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rate set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Investment Adviser. If the fee payable to the Investment Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund's net assets shall be computed in the manner specified in the Prospectus and the Trust's Declaration of Trust for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Fund's shares.

         9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty under the Investment Company Act of 1940 with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Investment Adviser be liable for actions taken or nonactions with respect to the performance of services under this Agreement based upon specific information, instructions, or requests given or made to the Investment Adviser by an officer of the Trust thereunto duly authorized. Notwithstanding the foregoing, nothing in this paragraph should be deemed to be a waiver or limitation of any rights any Fund may have under the Federal securities laws.

         10. Duration and Termination. This Agreement will become effective as to a particular Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until __________. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on ______ of each year, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         12. Legal Advice. The Investment Adviser shall notify the Trust at any time the Investment Adviser believes that it is in need of the advice of counsel with regard to its responsibilities and duties pursuant to this Agreement; if the Investment Adviser wishes to seek the advice of legal counsel to the Trust it must first notify the Trust and seek its approval, which shall not be unreasonably withheld, such advice to be at the expense of the Trust or Funds unless relating to a matter involving the Investment Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard with respect to the Investment Adviser's responsibilities and duties hereunder and the Investment Adviser shall in no event be liable to the Trust or any Fund or any shareholder or beneficial owner of the Trust for any action reasonably taken pursuant to such advice.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 3435 Stelzer Road, Columbus, Ohio 43219, Attention: Martin R. Dean; and if to the Investment Adviser, at Eureka Investment Advisors, Inc., 601 S. Figueroa Street, Los Angeles, California 09917, Attention: Robert Bannon.

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of State of California.

         The names "Eureka Funds" and "Trustees of Eureka Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of April 7, 1997 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Eureka Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the. Trust belonging to such series for the enforcement of any claims against the Trust.

         14. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in Section 13, such service being hereby acknowledged by such party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of a party to bring proceedings against any other party in the courts of any other jurisdiction.

         15. WAIVER OF JURY TRIAL. EACH PARTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party acknowledges that this waiver is a material inducement for the other parties to enter into a business relationship, that such parties have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each party further warrants and represents that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       EUREKA FUNDS

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       EUREKA INVESTMENT ADVISORS, INC.

                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                   Schedule A
                                     to the
             Investment Advisory Agreement between the Eureka Funds
                      and Eureka Investment Advisors, Inc.
                              dated________________

Name of Fund                                         Compensation*
------------                                         ------------
Eureka Prime Money Market Fund         Annual rate of thirty one-hundredths of
                                       one percent (0.30%) of the Eureka Prime
                                       Money Market Fund's average daily net
                                       assets.

Eureka U.S. Treasury Obligations Fund  Annual rate of twenty one-hundredths of one percent (0.20%) of the Eureka U.S.
                                       Treasury Obligations Fund's average daily net assets.

Eureka Investment Grade Bond Fund      Annual rate of sixty one-hundredths of
                                       one percent (0.60%) of the Eureka
                                       Investment Grade Bond Fund's average
                                       daily assets.

Eureka Global Fund                     Annual rate of ninety one-hundredths of
                                       one percent (0.90%) of the Eureka Global
                                       Fund's average daily net assets.

Eureka Equity Fund                     Annual rate of seventy-five
                                       one-hundredths of one percent (0.75%) of Eureka Equity Fund's average daily net assets.

EUREKA FUNDS                           EUREKA INVESTMENT ADVISORS, INC.

By:                                    By:
   ---------------------------------      ---------------------------------
Title:                                 Title:
      ------------------------------         ------------------------------

--------
* All fees are computed daily and paid monthly.

                               EUREKA GLOBAL FUND

                             PROXY FOR A MEETING OF
                          SHAREHOLDERS ON JUNE 27, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EUREKA FUNDS (the "Trust") for use at a Special Meeting of Shareholders of the Global Fund ("Meeting") to be held on June 27, 2002 at 10:00 a.m. Eastern Time at 60 State Street, Suite 1300, Boston, MA 02109.

The undersigned hereby appoints Gregory T. Maddox and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matter and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1) Approval of a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. and the Trust on behalf of the Global Fund.

                             FOR    AGAINST    ABSTAIN
                             [ ]      [ ]        [ ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 14, 2002 and the Proxy Statement attached hereto:


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)

                                       Date: _________________________, 2002

         IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

                                       OR

TO VOTE BY TELEPHONE
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call [1-800-690-6903].
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1.  Read the Proxy Statement.
2.  Check the appropriate boxes on the proxy card below.
3.  Sign and date the proxy card.
4.  Return the proxy card in the envelope provided.

         * DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                      EUREKA U.S. TREASURY OBLIGATIONS FUND

                             PROXY FOR A MEETING OF
                          SHAREHOLDERS ON JUNE 27, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EUREKA FUNDS (the "Trust") for use at a Special Meeting of Shareholders of the U.S. Treasury Obligations Fund ("Meeting") to be held on June 27, 2002 at 10:00 a.m. Eastern Time at 60 State Street, Suite 1300, Boston, MA 02109.

The undersigned hereby appoints Gregory T. Maddox and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matter and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1) Approval of a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. and the Trust on behalf of the U.S. Treasury Obligations Fund.

                             FOR    AGAINST    ABSTAIN
                             [ ]      [ ]        [ ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 14, 2002 and the Proxy Statement attached hereto:


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)

                                       Date: _________________________, 2002

         IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

                                       OR

TO VOTE BY TELEPHONE
1.   Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.   Call [1-800-690-6903].
3.   Enter the 12-digit Control Number found on your Proxy Card.
4.   Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1.   Read the Proxy Statement.
2.   Check the appropriate boxes on the proxy card below.
3.   Sign and date the proxy card.
4.   Return the proxy card in the envelope provided.

         * DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                         EUREKA PRIME MONEY MARKET FUND

                             PROXY FOR A MEETING OF
                          SHAREHOLDERS ON JUNE 27, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EUREKA FUNDS (the "Trust") for use at a Special Meeting of Shareholders of the Prime Money Market Fund ("Meeting") to be held on June 27, 2002 at 10:00 a.m. Eastern Time at 60 State Street, Suite 1300, Boston, MA 02109.

The undersigned hereby appoints Gregory T. Maddox and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matter and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1) Approval of a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. and the Trust on behalf of the Prime Money Market Fund.

                             FOR    AGAINST    ABSTAIN
                             [ ]      [ ]        [ ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 14, 2002 and the Proxy Statement attached hereto:


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)

                                       Date: _________________________, 2002

         IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

                                       OR

TO VOTE BY TELEPHONE
1.   Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.   Call [1-800-690-6903].
3.   Enter the 12-digit Control Number found on your Proxy Card.
4.   Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1.   Read the Proxy Statement.
2.   Check the appropriate boxes on the proxy card below.
3.   Sign and date the proxy card.
4.   Return the proxy card in the envelope provided.

         * DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                        EUREKA INVESTMENT GRADE BOND FUND

                             PROXY FOR A MEETING OF
                          SHAREHOLDERS ON JUNE 27, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EUREKA FUNDS (the "Trust") for use at a Special Meeting of Shareholders of the Investment Grade Bond Fund ("Meeting") to be held on June 27, 2002 at 10:00 a.m. Eastern Time at 60 State Street, Suite 1300, Boston, MA 02109.

The undersigned hereby appoints Gregory T. Maddox and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matter and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1) Approval of a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. and the Trust on behalf of the Investment Grade Bond Fund.

                             FOR    AGAINST    ABSTAIN
                             [ ]      [ ]        [ ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 14, 2002 and the Proxy Statement attached hereto:


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)

                                       Date: _________________________, 2002

         IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

                                       OR

TO VOTE BY TELEPHONE
1.   Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.   Call [1-800-690-6903].
3.   Enter the 12-digit Control Number found on your Proxy Card.
4.   Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1.   Read the Proxy Statement.
2.   Check the appropriate boxes on the proxy card below.
3.   Sign and date the proxy card.
4.   Return the proxy card in the envelope provided.

         * DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                               EUREKA EQUITY FUND

                             PROXY FOR A MEETING OF
                          SHAREHOLDERS ON JUNE 27, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF EUREKA FUNDS (the "Trust") for use at a Special Meeting of Shareholders of the Equity Fund ("Meeting") to be held on June 27, 2002 at 10:00 a.m. Eastern Time at 60 State Street, Suite 1300, Boston, MA 02109.

The undersigned hereby appoints Gregory T. Maddox and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matter and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1) Approval of a new Investment Advisory Agreement between Eureka Investment Advisors, Inc. and the Trust on behalf of the Equity Fund.

                             FOR    AGAINST    ABSTAIN
                             [ ]      [ ]        [ ]

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 14, 2002 and the Proxy Statement attached hereto:


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)


                                       -----------------------------------------
                                       Signature(s) of Shareholder(s)

                                       Date: _________________________, 2002

         IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

         *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

                                       OR

TO VOTE BY TELEPHONE
1.   Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.   Call [1-800-690-6903].
3.   Enter the 12-digit Control Number found on your Proxy Card.
4.   Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1.   Read the Proxy Statement.
2.   Check the appropriate boxes on the proxy card below.
3.   Sign and date the proxy card.
4.   Return the proxy card in the envelope provided.

         * DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                                       2